IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
Impairment of assets [Abstract]
IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS
21 ■ Impairment and Reversal of Non-Current Assets

Summary of impairments (reversals)
For the year ended December 31, 2021, we recorded net impairment reversals of $63 million (2020: net impairment reversals of $269 million) for non-current assets, as summarized in the following table:

For the years ended December 31	2021	2020
Tanzania	$5	($304)
Cortez	—	10
Pueblo Viejo	(7)	5
Lagunas Norte	(86)	—
Golden Sunlight	15	—
Hemlo	5	—
Intangible assets	—	12
Other	5	8
Total impairment (reversals) losses of long-lived assets	($63)	($269)

2021 Indicators of Impairment and Reversals
In the fourth quarter of 2021, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified no impairments. Also in the fourth quarter of 2021, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at Long Canyon and an indicator of impairment reversal at Lumwana.

Long Canyon
The delayed timing of permitting activities and an updated geological model resulting in lower production over the LOM plan represented impairment triggers in the fourth quarter of 2021. We have performed an analysis and concluded that the carrying amount remains recoverable under the revised LOM plan. The key assumptions used in this assessment are consistent with our testing of goodwill impairment in the fourth quarter of 2021, as listed below.

Lumwana
In the fourth quarter of 2021, the Zambian government enacted amendments to the income tax laws, effective January 1, 2022, which allow for the deductibility of royalties when calculating income tax. We determined that this was an indicator of an impairment reversal, therefore we performed an analysis of the FVLCD and concluded that no reversal was appropriate at this time.

First Quarter 2021
Lagunas Norte
As described in note 4, on February 16, 2021, we announced an agreement to sell our 100% interest in the Lagunas Norte gold mine in Peru to Boroo for total consideration of up to $81 million. An impairment reversal of $86 million was recognized in the first quarter of 2021 based on the March 31, 2021 fair value of the consideration to be received of $63 million. Lagunas Norte was in a net liability position, which resulted in an impairment reversal that exceeded the FVLCD. The transaction closed on June 1, 2021.

Porgera
On April 9, 2021, the Papua New Guinea ("PNG") government and Barrick Niugini Limited (“BNL”, the 95% owner and operator of the Porgera joint venture) agreed on a partnership for the future ownership and operation of the Porgera mine. Porgera has been on care and maintenance since April 2020, when the government declined to renew its special mining lease ("SML"). The financial impact will be determined once all definitive agreements, which are currently being negotiated, have been signed. We have determined that the carrying value of our 47.5% share of Porgera ($299 million as at December 31, 2021) remains recoverable and there is no impairment loss to recognize. The ultimate resolution of this dispute may differ from this assumption and there is no certainty that the carrying value will remain recoverable. Refer to note 35 for more information.

2020 Indicators of Impairment and Reversals
Fourth Quarter 2020
In the fourth quarter of 2020, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified no impairments. Also in the fourth quarter of 2020, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted one indicator of impairment at Veladero and no indicators of impairment reversal.

Veladero
In December 2020, Veladero began a transition to a new heap leach valley facility to process subsequent phases of the open pit. During the transition phase, heap leach processing operations at Veladero were reduced until the Phase 6 leach pad expansion was commissioned later in 2021. We performed an analysis and concluded that the carrying amount remains recoverable under the revised LOM plan. The key assumptions used in this assessment were consistent with our testing of goodwill impairment in the fourth quarter of 2020, as listed below.

Porgera
As described in note 35, on April 24, 2020, we received communication from the Government of Papua New Guinea that the Special Mining Lease will not be extended, and therefore Porgera was placed on temporary care and maintenance on April 25, 2020. We have performed an analysis and concluded that the carrying value of our 47.5% share of Porgera ($297 million as at December 31, 2020) remains recoverable. The ultimate resolution of this dispute may differ from this assumption and there is no certainty that the carrying value will remain recoverable.

Tanzania
On January 24, 2020, Barrick formalized the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. Effective January 1, 2020, the GoT received a free carried shareholding of 16% in each of the Tanzania mines (Bulyanhulu, Buzwagi and North Mara), a 16% interest in the shareholder loans owed by the operating companies and will receive half of the economic benefits from the Tanzanian operations from taxes, royalties, clearing fees and participation in all cash distributions made by the mines, after the recoupment of capital investments.
We have determined this to be an indicator of impairment reversal, as the resolution of the long-standing dispute has led to a decrease in the risk adjustment previously included in the weighted average cost of capital ("WACC") and the removal of the estimated impact of the previously anticipated issuance of the equity to the GoT. The key assumptions and estimates used in determining the FVLCD are a short-term gold price of $1,350 per ounce, long-term gold price of $1,300 per ounce, NAV multiples of 1.1-1.3 and a WACC of 5.4%-6.2%. Management assumed the resumption of concentrate sales and exports commencing in the second quarter of 2020 and the resumption of production from underground mining at Bulyanhulu in 2020. We identified that the FVLCD exceeded the carrying value and a full non-current asset impairment reversal was recognized in 2020 of $663 million at Bulyanhulu and $46 million at North Mara, based on a
FVLCD of $1,237 million and $967 million, respectively. No impairment reversal was recognized at Buzwagi.
Similar assumptions were also used to determine the fair value of the 16% equity interest in each of the operating mines that was given to the GoT. The recognition of this non-controlling interest in the three Tanzanian mines resulted in a loss of $238 million being recognized in the first quarter of 2020. The assignment of 16% of the existing shareholder loans also resulted in the recognition of a $167 million loss in the first quarter of 2020.
As the signing of the agreement to resolve all outstanding disputes with the GoT caused the impairment reversal, loss on equity issuance and loss on assignment of shareholder loans, the financial impact has been aggregated and presented as a $304 million net impairment reversal on the consolidated statement of income.

Key Assumptions
Recoverable amount has been determined based on the estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to future metal prices, weighted average costs of capital, NAV multiples for gold assets, operating costs, exchange rates, capital expenditures, closure costs, future production levels, continued license to operate, evidence of value from current year disposals and the expected start of production for our projects. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce and per pound of reserves and/or resources, as well as the fair value of mineral resources outside of LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the CGU (Level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the most recent LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to reserves and resources not considered in these models. Based on observable market or publicly available data, including forward prices and equity sell-side analyst forecasts, we make an assumption of future gold and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real WACC, which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.

Assumptions
The short-term and long-term gold price assumptions used in our fourth quarter 2021 impairment testing are $1,700 and $1,500 per ounce, respectively. The short-term and long-term gold price assumptions used in our fourth quarter 2020 impairment testing were $1,700 and $1,400 per ounce, respectively. The increase in the long-term gold price assumption from 2020 was not considered an indicator of impairment reversal as the increased price would not, in isolation, have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2021	2020
Copper price per lb (long-term)	$3.00	$3.00
WACC - gold (range)	3%-8%	3%-12%
WACC - gold (avg)	4%	5%
WACC - copper	12%	n/a
NAV multiple - gold (avg)	1.2	1.3
LOM years - gold (avg)	19	20

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our LOM plans, including the determination of reserves and resources, and the appropriate cost structure for the CGU. The recoverable amount of the CGU would be affected by these changes and also be impacted by other market factors such as changes in NAV multiples and the value per ounce/pound of comparable market entities.
We performed a sensitivity analysis on each gold CGU that was tested as part of the goodwill impairment test, as well as those gold CGUs which we believe are most sensitive to changes in the key assumptions. We flexed the gold prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in gold prices, while holding all other assumptions constant. Finally, we assumed a +/- 0.1 change in the NAV multiple, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold prices, WACC and NAV multiple. If the gold price per ounce was decreased by $100, the following impairments would be recognized: a goodwill impairment of $329 million at Loulo-Gounkoto and a non-current asset impairment of $134 million at Veladero. If the NAV multiple was decreased by 0.1, a non-current asset impairment of $91 million would be recognized at Veladero.
We also performed a sensitivity analysis on the Lumwana CGU. We flexed the copper prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $0.25 per pound change in our copper price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in copper prices, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in copper prices and WACC. If the copper price per pound was decreased by $0.25, a non-current asset impairment of $393 million would be recognized. If the copper price per pound was increased by $0.25, a non-current asset impairment reversal of $351 million would be recognized.
The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2021	Carrying Value
Loulo-Gounkoto	$4,214
Lumwana	1,578
Veladero	774
Long Canyon	495